                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2)
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                                 CITIZENS, INC.
              -----------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
    1) Title of each class of securities to which transaction applies:

    --------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:

    --------------------------------------------------------------
    3) Per unit price or other underlying value or transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    --------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:

    --------------------------------------------------------------
    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)  Amount Previously Paid:
                                        ------------------------------------
       2)  Form, Schedule or
           Registration Statement No.:
                                        ------------------------------------
       3)  Filing Party:
                                        ------------------------------------
       4)  Date Filed:
                                        ------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                OF CITIZENS, INC.
                             A COLORADO CORPORATION

          EXECUTIVE OFFICE: 400 EAST ANDERSON LANE, AUSTIN, TEXAS 78752


TO THE STOCKHOLDERS OF CITIZENS, INC.:

Notice is hereby given that the Annual Meeting of Stockholders of Citizens, Inc. will be held Tuesday, June 4, 2002, at 10:00 a.m., local time, at the Executive Office of the Company, 400 East Anderson Lane, Austin, Texas, for the following purposes:

     (1) To elect the members of the Board of Directors of the Company; and

     (2) To transact such other business as may properly come before the Meeting or any adjournment thereof.

It is important, regardless of the number of shares you hold, that your stock be represented at the Meeting by a signed proxy card or personal attendance.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY TO THE TRANSFER AGENT IN THE ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED. IF YOU ATTEND THE MEETING YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON.


                                    BY ORDER OF THE BOARD OF DIRECTORS




                                     /s/ JEFFREY J. WOOD
                                     ----------------------------
APRIL 26, 2002                       JEFFREY J. WOOD, SECRETARY

                                 CITIZENS, INC.
                             400 EAST ANDERSON LANE
                               AUSTIN, TEXAS 78752
                                 APRIL 26, 2002

  PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 4, 2002

                             SOLICITATION OF PROXIES

This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Citizens, Inc., for use at the Annual Meeting of Stockholders to be held Tuesday, June 4, 2002, at 10:00 a.m., local time, (the "Meeting") at the Executive Office of the Company, 400 East Anderson Lane, Austin, Texas. This statement was sent to the stockholders of the Company on or about April 26, 2002.

You are requested to complete the enclosed proxy card, sign where indicated, and return it to the Transfer Agent in the envelope provided, which requires no postage if mailed in the United States. Solicitation of proxies will be primarily through the mail. Proxies may also be solicited by personal interview, telephone or telegram, by directors, officers and employees of the Company and its wholly-owned subsidiaries at no additional cost to the Company. The Company may also request banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries to forward soliciting material to the beneficial owners of the Company's common stock held of record by such persons, firms, or institutions, and the Company will reimburse the forwarding expense. The cost of this solicitation will be borne by the Company.

                                     PROXIES

The matters to be brought before the Meeting are: (i) the election of directors; and (ii) such other matters as may properly be brought before the Meeting. Shares represented by properly executed proxies received by the Company prior to the Meeting will be voted as specified thereon. If a proxy fails to specify how it is to be voted on any proposal it will be voted FOR such proposal. A person giving a proxy shall have the power to revoke it at any time before it is voted by notifying the Secretary of the Company in writing or by personally withdrawing such proxy at the Meeting. With regard to election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Brokers who have not received instructions from their customers in uncontested elections may vote in the election of directors shares held in street name.

                                   RECORD DATE

Only stockholders of record at the close of business on April 19, 2002 are entitled to vote at the Meeting. As of the record date, the Company had outstanding and entitled to vote 25,474,721 Class A shares of common stock and 711,040 Class B shares of common stock.

                                     QUORUM

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock of the Company entitled to vote at the Meeting is necessary to constitute a quorum at the Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. If a quorum is not present or represented at the Meeting, the stockholders entitled to vote thereat, present in person or represented by proxy, have the power to adjourn or recess the Meeting from time to time for up to thirty (30) days without notice, other than announcement at the Meeting, until a quorum is present or represented. At such reconvened Meeting at which a quorum is present or represented, any business may be transacted which might have been transacted at the Meeting as originally noticed.

Management knows of no matters to be submitted at the Meeting with respect to which the stockholders are entitled to vote, other than the proposals listed below. In the event other matters properly come before the Meeting, the persons named in the proxy will vote according to their best judgment.

                        STOCK AND PRINCIPAL STOCKHOLDERS

Both classes of common stock are equal in all respects, except that (i) Class B common stock elects a simple majority of the Board of Directors of the Company and Class A common stock elects the remaining directors; and (ii) Class A Stockholders receive, on a per-share basis, twice the cash dividends paid on a per-share basis to Class B Stockholders. Each outstanding share of common stock has one vote in all matters to be considered at the Meeting.

The following table shows the persons known to the Company to be the beneficial owners of more than five percent of the Company's Class A and Class B common stock at April 19, 2002.

                                                        SHARES OWNED AND                     PERCENT OF
        NAME AND ADDRESS                               NATURE OF OWNERSHIP                      CLASS
        ----------------                               -------------------                   ----------
        Harold E. Riley                          4,206,538 Class A direct and
        Post Office Box 149151                             indirect*                            16.5%
        Austin, Texas                              711,040 Class B indirect*                   100.0%

     -------------
       * See footnote (1) in the table immediately following.


The following table shows, as of April 19, 2002, certain information with regard to the beneficial ownership of the Company's Common Stock by each director, the named executive officers and by the executive officers and directors as a group.

                                       SHARES OWNED AND                   PERCENT OF
    NAME AND ADDRESS                  NATURE OF OWNERSHIP                    CLASS
    ----------------                  -------------------                 ----------
Harold E. Riley                4,206,538 Class A direct and
                                         indirect             (1)             16.5%
                                 711,040 Class B indirect     (1)            100.0%

Rick D. Riley                    519,413 Class A direct and
                                         indirect             (2)              2.0%

Timothy T. Timmerman               6,449 Class A direct                            (4)

Ralph M. Smith, Th.D.              5,113 Class A direct and
                                         indirect             (5)                  (4)

Walden P. Little                 784,949 Class A direct and
                                         indirect             (3)              3.1%
Steven F. Shelton                  2,157 Class A direct                            (4)

Mark A. Oliver                     1,041 Class A direct                            (4)

Jeffrey J. Wood                      460 Class A direct                            (4)

Dr. E. Dean Gage                               --                                  (4)

Dr. Richard C. Scott                           --                                  (4)

All executive officers         5,526,120 Class A direct and
    and directors as                     indirect                             21.7%
    a group (ten persons)        711,040 Class B indirect                    100.0%

------------

(1) Owns 3,914,029 Class A shares directly and spouse owns 292,509 Class A shares. The Harold E. Riley Trust, of which Mr. Riley is the controlling Trustee, owns all of the 711,040 issued and outstanding shares of Class B common stock.

(2) Owns 323,346 Class A shares directly, 12,989 Class A shares as joint tenant with spouse, and 167,966 and 15,112 Class A shares indirectly as trustee for minor children and spouse, respectively.

(3) Owns 196,425 Class A Shares directly, 588,486 through a family limited partnership and 38 as trustee for minor.

(4)   Owns less than one percent (1%).

(5) Owns 533 Class A shares directly and 4,580 Class A shares jointly with spouse.

The Company is not aware of any arrangement, including any pledge by any person, of securities of the Company, the operation of which may at a subsequent date result in a change of control of the Company.

                             CONTROL OF THE COMPANY

Harold E. Riley is deemed to be the "controlling stockholder" of the Company. Mr. Riley owns, directly and indirectly, 4,206,538 shares (16.5%) of the outstanding Class A common stock and 711,040 shares (100%) of the Class B common stock, which stock elects a majority of the Company's Board of Directors.

                              ELECTION OF DIRECTORS

Harold E. Riley has advised the Company that he intends to vote all of his Class A shares in favor of the Class A nominees and all of the Class B shares owned by the Harold E. Riley Trust in favor of the Class B nominees. A majority vote of a quorum of Class A shares is necessary to elect the Class A nominees as directors. Cumulative voting is not permitted. The Class B nominees will be elected directors upon affirmative vote of the Class B shares by Harold E. Riley as controlling trustee of the Harold E. Riley Trust.

If for any reason any nominee herein named is not a candidate when the election takes place (which is not expected), the proxy will be voted for the election of a substitute nominee at the discretion of the persons named in the proxy.

Listed below are the persons who have been nominated for election as directors of the Company to serve for one year until the next Annual Meeting of Stockholders proposed to be held the first Tuesday of June 2003, or until their respective successors are duly elected and qualified. Class A Stockholders will vote on the nominees indicated below for election by Class A Stockholders, and Class B Stockholders will vote on the Class B nominees.

                  NOMINEES FOR ELECTION BY CLASS A STOCKHOLDERS

                                                                                                    COMMON STOCK
                                                     PRINCIPAL                      DIRECTOR        BENEFICIALLY
      NAME                               AGE         OCCUPATION                       SINCE         OWNED 4/19/02
      ----                               ---         ----------                     --------        -------------
Dr. E. Dean Gage                          59    Associate Dean for                    2000               --
                                                Professional Programs
                                                Texas A&M University
                                                College Station, Texas

Steven F. Shelton                         46    Farmer/Rancher                        1993          2,157 Class A
                                                Lamar, Colorado

Ralph M. Smith, Th.D.                     71    Pastor Emeritus                       1993          5,113 Class A
                                                Hyde Park Baptist Church
                                                Austin, Texas

Timothy T.  Timmerman                     41    President                             1989          6,449 Class A
                                                Commerce Properties, Inc.;
                                                Partner, Realcom Management;
                                                Partner, Interfase Capital
                                                Austin, Texas

                  NOMINEES FOR ELECTION BY CLASS B STOCKHOLDERS

                                                                                                  COMMON STOCK
                                             PRINCIPAL                           DIRECTOR         BENEFICIALLY
      NAME                  AGE              OCCUPATION                            SINCE          OWNED 4/19/02
      ----                  ---              ----------                          --------         -------------
Mark A. Oliver               43      President of the Company                      1997             1,041 Class A
                                     Austin, Texas

Walden P. Little             82      Marketing Consultant                          2002           784,949 Class A
                                     Tyler, Texas

Harold E. Riley              73      Chairman of the Board                         1987         4,206,538 Class A
                                     of the Company                                               711,040 Class B
                                     Austin, Texas

Rick D. Riley **             48      Vice Chairman and CEO of the Company;         1989           519,413 Class A
                                     Chairman of the Board, CEO and
                                     President of Citizens Insurance Company
                                     of America
                                     Austin, Texas

Dr. Richard C. Scott         67      Vice President, Development                   2000              --
                                     Baylor University
                                     Waco, Texas

  -----------------
  ** Son of Harold E. Riley. There are no other family relationships between or among the nominees to the Board and the Executive Officers of the Company.

Information concerning the nominees is set forth below:

Dr. E. Dean Gage, Associate Dean of Professional Programs, College of Veterinary Medicine, Texas A&M University, College Station, Texas, 2001 to present; President Men's Leadership Ministries, Bryan, Texas, from 1996 to 2000; Executive Director, Center for Executive Development College of Business, Texas A&M University, College Station, Texas, from 1994 to 1996; President, Texas A&M University, College Station, Texas from 1993 to 1994; Executive Vice President and Provost, Texas A&M University, College Station, Texas from 1989 to 1993.

Mark A. Oliver, President of the Company and Vice Chairman of the Company's affiliates from February 1999 to present; President of the Company and its affiliates from March 1997 to February 1999; Executive Vice President, Chief Financial Officer, Secretary and Treasurer of the Company and its affiliates from 1990 to 1997; Treasurer and Chief Financial Officer of the Company and its affiliates from 1988 to 1990; Treasurer and Controller of the Company and its affiliates from 1984 to 1988.

Walden P. Little, Director of Company, March 2002 to present; controlling stockholder Lifeline Underwriters Life Insurance Company and Combined Underwriters Life Insurance Company, 1955 to 2002; Chairman of the Board, Combined Underwriters Life Insurance Company, 1955-2002.

Harold E. Riley, controlling stockholder; Chairman of the Board of the Company 1987 to present; Chairman of the Board of the Company and its affiliates from 1994 to 1999; Chairman of the Board and Chief Executive Officer of the Company, 1992 to 2000; Chairman of the Board and Chief Executive Officer of the Company and its affiliates from 1992 to 1999; President of the Company and its affiliates from November 1996 to March 1997; Chairman of the Board, Chief Executive Officer and President of the Company and its affiliates, from 1987 to 1992; Chairman of the Board, President and Chief Executive Officer, Continental Investors Life Insurance Company, from 1989 to 1992.

Rick D. Riley, Vice Chairman and CEO of the Company, October 2000 to present; Vice Chairman of the Company, 2000; Chairman of the Board of Directors, President and CEO of Citizens Insurance Company of America and its affiliates, a subsidiary of the Company, from February 1999 to present; Chief Administrative Officer and Secretary of the Company from October 1998 to February 1999; Executive Vice President of the Company and its affiliates from September 1995 to 1998; Chief Operating Officer of the Company and its affiliates from September 1995 to March 1997; Chief Administrative Officer of the Company and its affiliates, from 1994 to June 1995, and President thereafter until September 1995; Executive Vice President and Chief Operating Officer of the Company and its affiliates, from 1990 to 1991 and 1992 to 1994; President, Computing Technology, Inc. from 1991 to 1992; Executive Vice President, Data Processing, of the Company and its affiliates, from 1987 to 1991; Executive Vice President, Continental Investors Life Insurance Company from 1989 to 1992.

Dr. Richard C. Scott, Vice President, Development Baylor University, Waco, Texas from 1968 to present.

Steven F. Shelton, Rancher/Farmer from 1974 to present; Director, First Centennial Corporation, from January to October 1989 and August 1990 to 1992. Director of the Company from 1993 to present.

Ralph M. Smith, Th.D., Pastor Emeritus, Hyde Park Baptist Church, Austin, Texas, from 1996 to present;. Pastor, Hyde Park Baptist Church, Austin, Texas, from 1960 to March 1996; Director of the Company from 1989 to 1990 and 1993 to present; Advisory Director of the Company from 1991 to 1993.

Timothy T. Timmerman, President, Commerce Properties, Inc. from 1990 to present; Partner, Realcom Management from 1990 to present; Partner, Interfase Capital from 1999 to present. Director of the Company from 1989 to present.

No director of the Company is a director of any other company with a class of securities registered under the Securities Exchange Act of 1934 or any investment company registered under the Investment Company Act of 1940, except for Richard C. Scott, who serves on the Board of Directors of Winnebago Industries.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The business affairs of the Company are conducted under the direction of its Board of Directors. The Board of Directors held three (3) meetings during 2001, at which all directors were present. During 2001, the Board of Directors was served by three committees - the Executive Committee, the Compensation Committee and the Audit Committee. The Executive Committee, composed of Messrs. Harold E. Riley, Dr. E. Dean Gage, and Timothy Timmerman, met fifteen (15) times during 2001 and has exercised and may exercise all of the authority of the Board of Directors in the management of the business affairs of the Company, except where action of a majority of all members of the Board of Directors is required by statute or by the Articles of Incorporation or by the Bylaws of the Company. All actions taken by the Executive Committee are subsequently reviewed by the Board of Directors.

The Audit Committee, composed of Messrs. Richard C. Scott, Ralph M. Smith and Timothy T. Timmerman, met four times during 2001. The functions of the Audit Committee include recommending to the Board each year the firm of independent auditors to be engaged by the Company, reviewing the annual financial statements issued by the Company to its security holders, reviewing and approving in advance the plan and scope of the audit of the Company to be performed for the following year by the independent auditors, reviewing with the principal independent auditors upon completion of their audit their findings and recommendations, conducting quarterly reviews of the financial reports issued by the Company with the independent auditors, and periodically reviewing with them the principal accounting policies of the Company and other pertinent matters.

The Compensation Committee, composed of Messrs. Dr. Richard C. Scott, Timothy T. Timmerman and Steve Shelton, met once during 2001. The functions of the Compensation Committee include establishing compensation policies applicable to the Company's executive officers and making recommendations concerning executive compensation to the Board of Directors.

                                 CERTAIN REPORTS
             Section 16(a) Beneficial Ownership Reporting Compliance

Section 16 of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely upon a review of such reports and amendments thereto furnished to the Company, the Company believes that during 2001 all reports were filed on a timely basis.

                               EXECUTIVE OFFICERS

The following table sets forth certain information concerning the executive officers of the Company who are elected annually by the Board of Directors at the first meeting of the Board following the Annual Meeting of Stockholders of the Company:


                                               COMPANY POSITIONS &
     NAME                      AGE             PRINCIPAL OCCUPATION
     ----                      ---             --------------------
Harold E. Riley(1)              73              Chairman of the Board

Rick D. Riley(2)                48              Vice Chairman and CEO

Mark A. Oliver(3)               43              President

Jeffrey J. Wood(4)              48              Executive Vice President, CFO, Secretary
                                                and Treasurer

-----------

(1)  Mr. Riley has served since 1987.
(2) Rick Riley became Vice Chairman in December 1999 and Chief Executive Officer in 2000. He has served in various capacities for the Company and its affiliates since 1976.
(3) Mark A. Oliver has served since 1987. Prior to becoming President in March 1997, Mr. Oliver served as Executive Vice President, Chief Financial Officer and Secretary/Treasurer.

(4) Jeffrey J. Wood joined the Company in February 1999 as Executive Vice President, Chief Financial Officer, Secretary and Treasurer. From July 1987 to February 1999, Mr. Wood worked at Principal Financial Group as Associate Controller.

                   EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

The following table presents the aggregate compensation which was earned by the Chairman and the Chief Executive Officer for each of the past three years, and the Company's four most highly compensated officers other than the Chief Executive Officer. There has been no compensation awarded to, earned by or paid to any employee required to be reported in any table or column in any fiscal year, other than what is set forth in the table below.


                           SUMMARY COMPENSATION TABLE

                                                                       Long Term Compensation
                                                                 ----------------------------------
                                    Annual Compensation                  Awards             Payouts
                               -----------------------------     ---------------------      -------
          (a)            (b)    (c)         (d)        (e)           (f)         (g)          (h)           (i)
                                                      Other
       Name and                                      Annual      Restricted                              All Other
       Principal                                     Compen-        Stock      Options       LTIP         Compen-
       Position         Year    Salary      Bonus    sation       Award(s)      SARs        Payouts       sation**
       --------         ----   --------     -----    -------     ----------    -------      -------      ---------
Harold E. Riley,        2001   $519,436      N/A       N/A           N/A         N/A           N/A       $  32,765
Chairman                2000   $495,546      N/A       N/A           N/A         N/A           N/A       $  24,000
                        1999   $468,950      N/A       N/A           N/A         N/A           N/A       $  22,992


*Clayton Dunham,        2001   $250,127      N/A       N/A           N/A         N/A           N/A       $   4,587
***Executive Vice       2000   $204,704      N/A       N/A           N/A         N/A           N/A       $   3,000
President and Chief     1999   $200,200      N/A       N/A           N/A         N/A           N/A       $   2,499
Marketing Officer

Rick D. Riley, Vice     2001   $202,701      N/A       N/A           N/A         N/A           N/A       $  32,765
Chairman and Chief      2000   $150,785      N/A       N/A           N/A         N/A           N/A       $  24,000
Executive Officer       1999   $135,200      N/A       N/A           N/A         N/A           N/A       $  22,992


Mark A. Oliver,         2001   $173,474      N/A       N/A           N/A         N/A           N/A       $  22,280
President               2000   $167,519      N/A       N/A           N/A         N/A           N/A       $  16,000
                        1999   $150,200      N/A       N/A           N/A         N/A           N/A       $  14,995


Jeffrey J. Wood,        2001   $135,200      N/A       N/A           N/A         N/A           N/A       $     655
Executive Vice          2000   $129,568      N/A       N/A           N/A         N/A           N/A       $     256
President, CFO and      1999   $101,584      N/A       N/A           N/A         N/A           N/A             N/A
Secretary/ Treasurer

----------
  * Messr. Dunham served as an officer of the Company until February 1999, and continues to serve as an officer of the Company's subsidiaries.
 ** Company contribution to qualified profit-sharing plan. 2001 amounts are estimates.
*** Officer of Company subsidiary.

All employees of the Company are covered under a non-contributory profit-sharing plan. Under the terms of the Plan, all employees who have completed one year of service are eligible to participate. Vesting begins following completion of three years' service and employees become fully vested after seven years' service. The Company made a $200,000 annual contribution in 1999 and 2000, and a $250,000 contribution in 2001. Messrs. HE Riley, RD Riley, and MA Oliver had $186,455, $195,357 and $71,651, respectively, vested under the Plan as of December 31, 2000, the last year for which allocations are complete. Mr. Wood and Mr. Dunham had $0 and $12,293 vested in the Plan as of December 31, 2000, respectively.

During 2001, the members of Board of Directors who are not officers of the Company were paid $6,000 per year, while Committee members who are not officers were paid $500 per physical Committee meeting attended. Effective April 1, 2002, the amount paid to outside directors will increase to $10,200 per year. Committee fees remain unchanged. Total directors' fees paid during 2001 were $36,000.

                              CERTAIN TRANSACTIONS

On March 19, 2002, the Company completed the closings of exchange agreements of two related insurance companies, Combined Underwriters Life Insurance Company ("Combined") and Lifeline Underwriters Life Insurance Company ("Lifeline"), under which Combined and Lifeline became wholly-owned subsidiaries of the Company. Also, at the closings, both Combined and Lifeline entered into one overall marketing development allowance agreement with Red Little Combined Agency, Inc., a wholly-owned insurance agency of Walden P. "Red" Little. Mr. Little became a director of the Company on March 26, 2002, and is a nominee for director to be elected at the Meeting. Under the marketing development, Combined and Lifeline will provide working capital to Mr. Little's insurance agency to be used as a marketing development allowance and for other purposes deemed necessary by the insurance agency to strengthen and enhance the operations of the insurance agency for a period ending March 19, 2005. The payment rate to the agency is $25,000 per month. In addition, upon the closing of the Combined exchange agreement, Combined entered into two lease extension and modification agreements with Little, Rooney & Little Associates which extended its two existing leases of its offices for a term of 60 months on the same terms and conditions that then existed. The aggregate lease rate for the leases is $10,121 per month. Little, Rooney & Little Associates is 50% owned by Mr. Little and 50% owned by his daughter, Regina Little Rooney.

Other than as set forth above, the Company is not aware of any transaction, or series of transactions, since January 1, 2001, or any currently proposed transactions, or series of transactions, to which the Company or any of its subsidiaries was to be a party, in which the amount involved exceeds $60,000 and in which any director, nominee for director, executive officer, more than 5% shareholder or any member of the immediate family of the foregoing persons had, or will have, a direct or indirect material interest.

                                 OTHER BUSINESS

Should any other business come before the Meeting, and management is not aware of any at this time and does not expect any, the persons named in the proxy will vote on such business as their best judgment and discretion indicates.

                               PUBLIC ACCOUNTANTS

KPMG LLP, 200 Crescent Court, Suite 300, Dallas, Texas 75201, is the Company's principal independent auditor. A representative of KPMG LLP will be present at the Annual Meeting of Stockholders to answer questions and make any desired statement.

                        ANNUAL REPORT AND OTHER MATERIAL

A copy of the Company's Annual Report to Stockholders has been mailed under separate cover. A copy of the report of the Compensation Committee and the Audit Committee of the Board of Directors and a Performance Graph regarding stockholder return accompany this Proxy Statement. NO PART OF SUCH MATERIAL IS INCORPORATED HEREIN AND NO PART THEREOF IS TO BE CONSIDERED PROXY SOLICITING MATERIAL.

                              STOCKHOLDER PROPOSAL
                        DEADLINE FOR 2003 ANNUAL MEETING

Any proposal by a stockholder to be presented at the Company's next annual meeting currently scheduled to be held on the first Tuesday in June 2003, must be received at the offices of the Company, 400 East Anderson Lane, Austin, Texas 78752, no later than December 29, 2002.


                                   BY THE ORDER OF THE BOARD OF DIRECTORS



AUSTIN, TEXAS                               JEFFREY J. WOOD, SECRETARY

                             COMPENSATION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION


         The Compensation Committee, which is composed of the three outside directors named below, makes recommendations to the Board concerning the compensation of the Company's executive officers. In order to make such recommendations, toward the end of each year, the Committee evaluates the Company's performance relative to its business plan and similar companies. Additionally, each executive officer's contribution to the Company's achievements during the year is evaluated.

         The goal of the Compensation Committee is to ensure that the Company employs qualified, experienced executive officers whose financial interest is aligned with that of the shareholders. The Committee considers general industry practice, tax effects and other factors in structuring executive compensation awards. The following is a discussion of the compensation forms currently being utilized.

         Salaries for each of the Company's executive officers are determined by taking into consideration performance, length of tenure with the Company, compensation by industry competitors for comparable positions and career achievements. Salaries paid within the industry are weighted more heavily in setting base salary levels. In order to determine comparable salary levels paid within the industry, the Committee reviews various industry surveys and publicly filed information of its competitors. No bonus or stock option plans exist; however, there is a profit sharing plan, where distribution is based on tenure.

         Harold E. Riley was elected Chairman of the Board and Chief Executive Officer in 1987, although as the founder of the Company, his tenure began in 1968. In October, 2000, he relinquished the position of Chief Executive Officer to Rick D. Riley, while remaining as Chairman. Harold Riley and Rick Riley are currently employed by the Company on an "at-will" basis. The Compensation Committee reviewed industry salary surveys and determined that total cash compensation for both persons was lower in 2000 compared to similar positions with industry competitors; however, their cash compensation was reasonable given the Company's present size and resources. The Committee considered the significant role Harold Riley has played in the development of the Company's various operating and marketing programs, as well as his experience in the merger and acquisition area and his overall management expertise in establishing his compensation for the year 2001. Furthermore, the additional responsibilities assumed by Rick Riley, along with his significant industry experience and salaries of individuals in comparable positions were considered in his compensation for the year. The Committee believes that the cash compensation paid to the Company's Chairman and to its Chief Executive Officer is designed to closely align their interests with those of the shareholders, and that their compensation is related directly to their performance as individuals with considerable experience and ability in the insurance industry.



                             COMPENSATION COMMITTEE

                                Richard C. Scott
                                Steven F. Shelton
                              Timothy T. Timmerman

                             AUDIT COMMITTEE REPORT

       The Audit Committee reports to and acts on behalf of the Board of Directors by providing oversight of the financial management, independent auditors and financial reporting procedures of the Company. The Audit Committee's Charter was adopted in 2000. The Company's management is responsible for preparing the Company's financial statements and the independent auditors are responsible for auditing those financial statements. The Audit Committee is responsible for overseeing the conduct of these activities by the Company's management and the independent auditors. In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors.

       The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not financial experts in the fields of accounting or auditing, including auditor independence. The members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by the Company's management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles, or that the Company's auditors are in fact "independent".

       The Committee has discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the independent auditors provided to the Audit Committee the written disclosures required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee and the independent auditors have discussed the auditors' independence from the Company and its management, including the matters in those written disclosures. Additionally, the Committee considered the financial information systems services and other non-audit services provided by the independent auditors and the fees and costs billed and expected to be billed by the independent auditors for those services (as shown below). The Committee has discussed with management the procedures for selection of consultants and the related competitive bidding practices and fully considered whether those services provided by the independent auditors are compatible with maintaining auditor independence.

       The Committee has discussed with the Company's independent auditors their evaluations of the Company's internal accounting controls and the overall quality of the Company's financial reporting.

       In reliance on the reviews and discussions with management and the independent auditors referred to above, the Audit Committee recommended to the Board of Directors and the Board has approved, the inclusion of the audited financial statements in the Company's Annual Report on

Form 10-K for the fiscal year ended December 31, 2001, for filing with the Securities and Exchange Commission. The Audit Committee also recommended to the Board of Directors, and the Board has approved the selection of the Company's independent auditors for 2002. A member of the Company's independent auditors is expected to attend the Meeting and will have the opportunity to make a statement, if desired. Such member will also be available to respond to appropriate questions of stockholders.

       AUDIT FEES

       The aggregate fees billed by the Company's independent auditors for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2001, and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q for that fiscal year were $169,000.

       OTHER FEES

       The aggregate fees billed by the Company's independent auditors for services rendered to the Company, other than the services described in the preceding paragraph, were $133,555 for 2001, consisting primarily of tax services. There were no other professional service fees billed by the Company's independent auditors for 2001.

                                 AUDIT COMMITTEE

                              Dr. Richard C. Scott
                              Ralph M. Smith, Th.D.
                              Timothy T. Timmerman

                   COMPARATIVE 5-YEAR CUMULATIVE TOTAL RETURN
                              AMONG CITIZENS, INC.,
                     AMEX MARKET INDEX AND PEER GROUP INDEX

The following graph represents a comparison of the preceding five-year cumulative total return of the Company, a peer group and a broad market index. The broad market index chosen was the AMEX Market Index. The peer group, which includes life, accident and health companies, was compiled by Media General Financial Services.






                    ASSUMES $100 INVESTED ON JANUARY 01, 1997
                           ASSUMES DIVIDEND REINVESTED
                      FISCAL YEAR ENDING DECEMBER 31, 2001



  COMPARISON OF CUMULATIVE TOTAL RETURN OF ONE OR MORE COMPANIES, PEER GROUPS,
                      INDUSTRY INDEXES AND/OR BROAD MARKETS


COMPANY                       12/31/1996    12/31/1997    12/31/1998    12/31/1999    12/29/2000    12/31/2001
-------                       ----------    ----------    ----------    ----------    ----------    ----------
Citizens, Inc.                  100.00         76.47         66.18         87.29         88.08        159.17
Life Insurance                  100.00        147.30        218.47        198.20        234.25        174.53
AMEX Market Index               100.00        120.33        118.69        147.98        146.16        139.43


Source:    Media General Financial Services
           P.O. Box 85333
           Richmond, Virginia 23293

                                                             Please mark
                                                             your vote as  [X]
                                                             indicated in
                                                             this example

1. Election of Directors.

       FOR all nominees               WITHHOLD                                  2.  In their discretion, the proxies are authorized
         listed below                AUTHORITY                                      to vote upon such other business as may properly
    (except as indicated      to vote for all nominees                              come before the meeting.
      to the contrary)             listed below
             [ ]                        [ ]                                         PLEASE COMPLETE, DATE, SIGN AND RETURN IN THE
                                                                                    ENCLOSED ENVELOPE.

CLASS A NOMINEES:

01 Dr. E. Dean Gage, 02 Steven F. Shelton, 03 Ralph M. Smith, Th.D., 04 Timothy
T. Timmerman

(Instruction: To withhold authority to vote for any nominee, write that nominee's name on the line below.)

--------------------------------------------------------------------------------


SIGNATURE(S)                       SIGNATURE IF HELD JOINTLY                       DATED               2002
            ----------------------                           ----------------------      -------------

NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR
GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

------------------------------------------------------------------------------------------------------------------------------------
                                                      o FOLD AND DETACH HERE o


                         PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!


                         ANNUAL MEETING OF STOCKHOLDERS
                                 CITIZENS, INC.

                                  JUNE 4, 2002

                                 CITIZENS, INC.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Mark A. Oliver, Rick D. Riley, Mark A. Thornton or any of them with full power of substitution, as proxies to vote at the Annual Meeting of Stockholders of Citizens, Inc. (the "Company") to be held on June 4, 2002 at 10:00 a.m., local time, and at any adjournment or adjournments thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of the Company held or owned by the undersigned as directed on the reverse side and in their discretion upon such other matters as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.


                         (TO BE SIGNED ON REVERSE SIDE)


--------------------------------------------------------------------------------
                             o FOLD AND DETACH HERE o


                                                                 [CITIZENS LOGO]